UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2006

First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	000-22842	43-1654695
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

142 East First Street, Mountain Grove, Missouri		65711
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments

On February 3, 2006, First Bancshares, Inc. (“Company”), the holding company for First Home Savings Bank (“Bank”), issued a press release announcing that a potentially adverse event had occurred at the Bank that will materially affect earnings for the quarter ended December 31, 2005.  A check deposited with the Bank in September 2003 lacked proper endorsement and the Bank has determined, based on the information received from a co-payee on the check, to honor a payment of $191,000 to the co-payee.  As a result of the payment, the Company anticipates that its earnings for the quarter ended December 31, 2005 will be reduced by $118,000, on an after tax basis.  First Bancshares intends to seek partial reimbursement by filing a claim with its insurance carrier.  Reference is made to the press release attached hereto as Exhibit 99.1.

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Item 9.01  Financial Statements and Exhibits

(c)

Exhibits

99.1

Press Release of First Bancshares, Inc. dated February 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCSHARES, INC.

Date: February 3, 2006	By: /s/ James W. Duncan
James W. Duncan
President and Chief Executive Officer

Exhibit 99.1

**FOR IMMEDIATE RELEASE**

FIRST BANCSHARES, INC.

ANNOUNCES A POTENTIAL LOSS ON A DEPOSIT TRANSACTION

Mountain Grove, Missouri (February 3, 2006)  -- James W. Duncan, President and CEO of First Bancshares, Inc. (NASDAQ - FstBksh: FBSI) and its subsidiary, First Home Savings Bank, today announced that a potentially adverse event had occurred at the Bank that will materially affect earnings for the quarter ended December 31, 2005. During September 2003, a check was deposited with the Bank that lacked proper endorsement and was not discovered until December 2005. The Bank has determined, based on the information it has received from a co-payee on the check, to honor a payment of $191,000 to the co-payee.  As a result of the payment, First Bancshares anticipates that its earnings for the quarter ended December 31, 2005 will be reduced by $118,000, on an after tax basis.  To attempt to recover a portion of the payment made to the co-payee, First Bancshares intends to seek partial reimbursement by filing a claim with its insurance carrier.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among other things,.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, recovery of the amount of the check discussed above and the amount of insurance proceeds that are received by the Company.  Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.  The Company undertakes no responsibility to update or revise any forward-looking statements.